BERGER NEW GENERATION FUND
            BERGER SMALL COMPANY GROWTH FUND

            SUPPLEMENT DATED NOVEMBER 20, 1998
                         to
           PROSPECTUS DATED DECEMBER 31, 1997

     Berger Associates Vice President Amy K. Selner has been appointed investment manager of the Berger Small
Company Growth Fund and the Berger New Generation Fund, succeeding former manager William R. Keithler.

     Accordingly, the Investment Management heading on each of pages 2 and 6 of the Prospectus is amended to read in its entirety as follows:

     "Amy K. Selner, Vice President of Berger Associates, is the investment manager of the Fund. Ms. Selner joined
Berger Associates as a senior technology analyst in April
1996 and assumed management of the Fund in November 1998.
Ms. Selner has more than seven years of experience in the investment industry."

     Ms. Selner's appointment as portfolio manager for the Berger New Generation Fund is anticipated to be for an interim period until a successor manager is appointed for that Fund.